Filed pursuant to Rule 497

File No. 333-181879

Rule 482ad

Gladstone Investment Corporation Announces Common Stock Offering

MCLEAN, VA, March 9, 2015 – Gladstone Investment Corporation (NASDAQ: GAIN) (the “Company”) today announced that it plans to sell 3,000,000 shares of common stock in an underwritten public offering. The Company also plans to grant the underwriters a 30-day option to purchase additional shares of common stock on the same terms and conditions solely to cover over-allotments, if any. Janney Montgomery Scott LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), and Wunderlich Securities, Inc. are serving as the offering’s joint book-running managers, and J.J.B. Hilliard, W.L. Lyons, LLC and Maxim Group LLC are serving as co-managers.

The Company intends to use the net proceeds from this offering to repay outstanding borrowings under its revolving credit facility.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated today, and the accompanying prospectus, dated September 4, 2014, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration filed with the Securities and Exchange Commission (File No. 333-181879).

To obtain a copy of the preliminary prospectus supplement for this offering and the accompanying prospectus, please contact: Janney Montgomery Scott LLC, 60 State Street, Boston, MA 02109, Attention: Equity Capital Markets Group or prospectus@janney.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Investment Corporation: Gladstone Investment Corporation is a publicly traded business development company that seeks to make debt and equity investments in small and medium-sized businesses in the United States in connection with acquisitions, changes in control and recapitalizations. The Company has paid 116 consecutive monthly cash distributions on its common stock. Information on the business activities of all the Gladstone funds can be found at www.gladstonecompanies.com.

Investor Relations Inquiries: Please call +1-703-287-5893.